CMO Desk

Deal Summary Report

CSFB03-23G10BBG 30 year 6.0's

Date: 09/15/2003 18:34:33

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148

Closing Date: 9/30/2003

WHOLE 30 year Pricing Speed: 100 PPC

First Pay:10/25/2003

WAC:6.55 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
!COLLAT	198,000,000.00	6.00000	10/03- 7/33	5.45		5.45							100.00
10A1	186,120,000.00	6.00000	10/03- 7/33	5.11		5.11				"Senior Bond, 94.00 perc			94.00
10B1	11,880,000.00	6.00000	10/03- 7/33	10.84		10.84				"Sub. Bond, 6.00 percen			6.00

Tot: 2	198,000,000	6.00000		5.45

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

198.000

6.000

PPC 100

358

2

957.000

6.550

# 1

198.000

6.0000

358.0

2.0

957.000

Yield Curve

Indices

Yr

1.99

2.95

4.95

9.95

27.78

1ML

Yld

1.326

1.591

2.342

3.427

4.429

1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-23G11BBG 30 year 5.0's

Date:09/15/2003 18:51:50

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148

Closing Date: 9/30/2003

WHOLE 30 year Pricing Speed: 100 PPC

First Pay:10/25/2003

WAC:5.89 WAM:206.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
11IO	4,700,000.02	5.00000	10/03- 6/18	4.22		0.00							4.70
11A2	31,333,333.00	4.75000	10/03- 6/18	4.22		0.00							31.33
11A3	31,333,334.00	4.50000	10/03- 6/18	4.22		0.00							31.33
11A1	31,333,333.00	5.00000	10/03- 6/18	4.22		0.00							31.33
Sub	6,000,000.00	5.00000	10/03- 6/18	8.16		8.16				"Sub. Bond, 6.00 percen			6.00

Tot: 5	100,000,000	4.76500		4.45

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

100.000

5.000

PPC 100

206

3

402.778

5.890

# 1

100.000

5.0000

206.0

3.0

402.778

Yield Curve

Indices

Yr

1.99

2.95

4.95

9.95

27.78

1ML

Yld

1.326

1.591

2.342

3.427

4.429

1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-23G8BBG 30 year 5.5's

Date:09/02/2003 11:35:10

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148

Closing Date: 9/30/2003

WHOLE 30 year Pricing Speed: 275 PSA

First Pay:10/25/2003

WAC:5.80 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
8A2	64,666,666.00	5.75000	10/03- 7/33	5.80		0.00							32.33
8A3	64,666,667.00	5.25000	10/03- 7/33	5.80		0.00							32.33
8A1	64,666,667.00	5.50000	10/03- 7/33	5.80		0.00							32.33
8B1	6,000,000.00	5.50000	10/03- 7/33	10.58		0.00				"Sub. Bond, 3.00 percen			3.00

Tot: 4	200,000,000	5.50000		5.95

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

200.000

5.500

PSA 275

358

2

886.111

5.800

# 1

200.000

5.5000

358.0

2.0

886.111

Yield Curve

Indices

Yr

1.93

4.90

9.90

27.90

1ML

Yld

1.780

3.074

4.092

5.024

1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-23G7BBG 30 year 5.5's

Date:08/20/2003 15:18:08

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148 Pac Bands I: 125- 350 II: 0- 0 III: 0- 0

Closing Date: 9/30/2003

WHOLE 30 year Pricing Speed: 275 PSA

Pacl %: 54.41

First Pay:10/25/2003

WAC:5.80 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
7IO1	15,450,545.45	5.50000	10/03-11/09	3.25		0.00							5.15
7A1	16,186,285.00	5.50000	10/03-11/09	3.25		0.00							5.40
7A2	16,186,286.00	5.25000	10/03-11/09	3.25		0.00							5.40
7A3	16,186,286.00	5.00000	10/03-11/09	3.25		0.00							5.40
7A5	16,186,285.00	4.75000	10/03-11/09	3.25		0.00							5.40
7A6	16,186,286.00	4.50000	10/03-11/09	3.25		0.00							5.40
7A7	16,186,286.00	4.25000	10/03-11/09	3.25		0.00							5.40
7A8	16,186,286.00	4.00000	10/03-11/09	3.25		0.00							5.40
7IO2	928,090.91	5.50000	11/09- 6/15	7.99		0.00							0.31
7A9	20,418,000.00	5.50000	11/09- 6/15	7.99		0.00							6.81
7A10	20,418,000.00	5.25000	11/09- 6/15	7.99		0.00							6.81
7A11	9,078,000.00	5.50000	6/15- 7/33	15.29		0.00							3.03
7A12	98,682,000.00	5.50000	10/03- 7/33	5.36		0.00							32.89
7IO3	661,363.64	5.50000	10/08- 7/33	11.21		0.00							0.22
7A4	14,550,000.00	5.50000	10/08- 7/33	11.21		0.00							4.85
7A13	14,550,000.00	5.25000	10/08- 7/33	11.21		0.00							4.85
7B1	9,000,000.00	5.50000	10/03- 7/33	10.58		0.00				"Sub. Bond, 3.00 percen			3.00

Tot: 17	300,000,000	5.18760		5.83

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

300.000

5.500

PSA 275

358

2

1329.167

5.800

# 1

300.000

5.5000

358.0

2.0

1329.167

Yield Curve

Indices

Yr

2.01

4.88

9.89

27.89

1ML

Yld

1.537

2.808

3.954

4.928

1.330

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-23G6BBG 30 year 5.5's

Date:08/12/2003 14:27:56

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148

Closing Date: 9/30/2003

WHOLE 30 year Pricing Speed: 275 PSA

First Pay:10/25/2003

WAC:5.80 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
6IO1	14,231,272.73	5.50000	10/03- 7/10	3.26		0.00							3.00
6A1	31,308,800.00	5.50000	10/03- 7/10	3.26		0.00							6.59
6A2	31,308,800.00	5.25000	10/03- 7/10	3.26		0.00							6.59
6A3	31,308,800.00	5.00000	10/03- 7/10	3.26		0.00							6.59
6A5	31,308,800.00	4.75000	10/03- 7/10	3.26		0.00							6.59
6A6	31,308,800.00	4.50000	10/03- 7/10	3.26		0.00							6.59
6A7	25,396,750.00	5.50000	7/10- 7/33	11.17		0.00							5.35
6A8	15,662,000.00	5.50000	7/10-10/14	8.52		0.00							3.30
6A9	9,734,750.00	5.50000	10/14- 7/33	15.44		0.00							2.05
6IO2	15,134,090.91	5.50000	10/03- 5/11	3.50		0.00							3.19
6A10	33,295,000.00	5.50000	10/03- 5/11	3.50		0.00							7.01
6A11	33,295,000.00	5.25000	10/03- 5/11	3.50		0.00							7.01
6A12	33,295,000.00	5.00000	10/03- 5/11	3.50		0.00							7.01
6A13	33,295,000.00	4.75000	10/03- 5/11	3.50		0.00							7.01
6A14	33,295,000.00	4.50000	10/03- 5/11	3.50		0.00							7.01
6A15	20,431,250.00	5.50000	5/11- 7/33	12.14		0.00							4.30
6A16	12,350,000.00	5.50000	5/11- 9/15	9.45		0.00							2.60
6A17	8,081,250.00	5.50000	9/15- 7/33	16.24		0.00							1.70
6A4	46,075,000.00	5.50000	10/08- 7/33	11.21		0.00							9.70
6B1	14,250,000.00	5.50000	10/03- 7/33	10.58		0.00				"Sub. Bond, 3.00 percen			3.00

Tot: 20	475,000,000	5.15998		5.80

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

475.000

5.500

PSA 275

358

2

2104.514

5.800

# 1

475.000

5.5000

358.0

2.0

2104.514

Yield Curve

Indices

Yr

1.93

4.90

9.90

27.90

1ML

Yld

1.780

3.074

4.092

5.024

1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-23G5BBG 30 year 5.5's

Date:08/20/2003 14:33:54

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148 Pac Bands I: 125- 350 II: 0- 0 III: 0- 0

Closing Date: 9/30/2003

WHOLE 30 year Pricing Speed: 275 PSA  Pacl %: 54.41

First Pay:10/25/2003

WAC:5.80 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
5IO1	7,271,454.55	5.50000	10/03- 2/08	2.50		0.00							2.42
5A1	7,617,714.00	5.50000	10/03- 2/08	2.50		0.00							2.54
5A2	7,617,714.00	5.25000	10/03- 2/08	2.50		0.00							2.54
5A3	7,617,714.00	5.00000	10/03- 2/08	2.50		0.00							2.54
5A5	7,617,715.00	4.75000	10/03- 2/08	2.50		0.00							2.54
5A6	7,617,714.00	4.50000	10/03- 2/08	2.50		0.00							2.54
5A7	7,617,714.00	4.25000	10/03- 2/08	2.50		0.00							2.54
5A8	7,617,715.00	4.00000	10/03- 2/08	2.50		0.00							2.54
5IO3	5,057,765.45	5.50000	2/08-12/11	6.03		0.00							1.69
5A9	5,298,611.00	5.50000	2/08-12/11	6.03		0.00							1.77
5A10	5,298,611.00	5.25000	2/08-12/11	6.03		0.00							1.77
5A11	5,298,612.00	5.00000	2/08-12/11	6.03		0.00							1.77
5A12	5,298,611.00	4.75000	2/08-12/11	6.03		0.00							1.77
5A13	5,298,612.00	4.50000	2/08-12/11	6.03		0.00							1.77
5A14	5,298,611.00	4.25000	2/08-12/11	6.03		0.00							1.77
5A15	5,298,612.00	4.00000	2/08-12/11	6.03		0.00							1.77
5IO2	6,638,825.45	5.50000	10/03-12/11	3.95		0.00							2.21
5A16	6,954,960.00	5.50000	10/03-12/11	3.95		0.00							2.32
5A17	6,954,960.00	5.25000	10/03-12/11	3.95		0.00							2.32
5A18	6,954,960.00	5.00000	10/03-12/11	3.95		0.00							2.32
5A19	6,954,960.00	4.75000	10/03-12/11	3.95		0.00							2.32
5A20	6,954,960.00	4.50000	10/03-12/11	3.95		0.00							2.32
5A21	6,954,960.00	4.25000	10/03-12/11	3.95		0.00							2.32
5A22	6,954,960.00	4.00000	10/03-12/11	3.95		0.00							2.32
5A23	5,524,000.00	5.50000	12/11-11/20	10.99		0.00							1.84
5IO4	251,090.91	5.50000	12/11-11/20	10.99		0.00							0.08
5A24	5,524,000.00	5.25000	12/11-11/20	10.99		0.00							1.84
5A25	1,011,500.00	5.50000	11/20- 7/33	20.29		0.00							0.34
5A26	6,029,750.00	5.50000	12/11- 7/33	11.77		0.00							2.01
5IO5	274,079.55	5.50000	12/11- 7/33	11.77		0.00							0.09
5A27	6,029,750.00	5.25000	12/11- 7/33	11.77		0.00							2.01
5A28	98,682,000.00	5.50000	10/03- 7/33	5.36		0.00							32.89
5A4	29,100,000.00	5.50000	10/08- 7/33	11.21		0.00							9.70
5B1	9,000,000.00	5.50000	10/03- 7/33	10.58		0.00				"Sub. Bond, 3.00 percen			3.00

Tot: 34	300,000,000	5.14262		5.84

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

300.000

5.500

PSA 275

358

2

1329.167

5.800

# 1

300.000

5.5000

358.0

2.0

1329.167

Yield Curve

Indices

Yr

1.93

4.90

9.90

27.90

1ML

Yld

1.780

3.074

4.092

5.024

1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-23G4BBG 30 year 5.5's

Date:09/08/2003  11:30:02

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148

Closing Date: 9/30/2003

WHOLE 30 year Pricing Speed: 100 PPC

First Pay:10/25/2003

WAC:5.90 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
4A1	79,430,000.00	5.50000	10/03- 7/33	5.07		5.07				“Senior Bond, 94.00 perc			94.00
4B1	5,070,000.00	5.50000	10/03- 7/33	10.72		10.72				“Sub. Bond, 6.00 percen			6.00

Tot: 2	84,500,000	5.50000		5.41

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

84.500

5.500

PPC 100

358

2

374.382

5.900

# 1

84.500

5.5000

358.0

2.0

374.382

Yield Curve

Indices

Yr

1.99

2.95

4.95

9.95

27.78

1ML

Yld

1.326

1.591

2.342

3.427

4.429

1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-23G3BBG2 30 year 5.8's

Date:09/09/2003 18:54:26

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148

Closing Date: 9/30/2003

WHOLE 30 year Pricing Speed: 100 PPC

First Pay:10/25/2003

WAC:6.42 WAM:357.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
3A8	9,874,478.26	5.75000	10/03- 3/10	2.53		2.53							3.27
3A1	227,113,000.00	5.50000	10/03- 3/10	2.53		2.53							75.20
3A7	11,379,000.00	5.75000	3/10- 6/33	9.46		9.46							3.77
3A2	4,000,000.00	5.75000	3/10-10/10	6.78		6.78							1.32
3A3	4,000,000.00	5.75000	10/10- 9/11	7.52		7.52							1.32
3A5	4,000,000.00	5.75000	9/11- 8/13	8.77		8.77							1.32
3A6	5,000,000.00	5.75000	8/13- 6/33	13.72		13.72							1.66
3A4	28,388,000.00	5.75000	10/08- 6/33	10.50		9.93							9.40
3B1	18,120,000.00	5.75000	10/03- 6/33	9.99		9.86				"Sub. Bond, 6.00 percen			6.00

Tot: 9	302,000,000	5.56199		4.32

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

302.000

5.750

PPC 100

357

3

1398.847

6.420

# 1

302.000

5.7500

357.0

3.0

1398.847

Yield Curve

Indices

Yr

1.98

2.93

4.93

9.93

27.43

1ML

Yld

1.693

2.256

3.258

4.371

5.228

1.810

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-23G3BBG 30 year 5.8's

Date:09/04/2003 10:49:46

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148

Closing Date: 9/30/2003

WHOLE 30 year Pricing Speed: 100 PPC

First Pay:10/25/2003

WAC:6.42 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
3IO	15,983,627.72	5.75000	10/03- 4/10	2.58		0.00							5.29
3A2	24,508,229.00	4.50000	10/03- 4/10	2.58		0.00							8.12
3A3	24,508,229.00	4.75000	10/03- 4/10	2.58		0.00							8.12
3A5	24,508,229.00	5.00000	10/03- 4/10	2.58		0.00							8.12
3A6	24,508,229.00	5.25000	10/03- 4/10	2.58		0.00							8.12
3A7	24,508,229.00	5.50000	10/03- 4/10	2.58		0.00							8.12
3A8	24,508,230.00	5.75000	10/03- 4/10	2.58		0.00							8.12
3A9	18,442,625.00	5.75000	4/10- 7/33	9.56		0.00							6.11
3A4	18,388,000.00	5.75000	10/08- 7/33	10.51		0.00							6.09
3A1	100,000,000.00	5.75000	10/03- 7/33	4.07		0.00							33.11
3B1	18,120,000.00	5.75000	10/03- 7/33	9.99		10.01				"Sub. Bond, 6.00 percen			6.00

Tot: 11	302,000,000	5.44568		4.33

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

302.000

5.750

PPC 100

358

2

1398.847

6.420

# 1

302.000

5.7500

358.0

2.0

1398.847

Yield Curve

Indices

Yr

1.97

3.01

5.01

10.01

27.51

1ML

Yld

1.941

2.545

3.494

4.509

5.310

1.810

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-23G2BBG2 15 year 4.8's

Date:09/16/2003 10:26:45

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148

Closing Date: 9/30/2003

WHOLE 15 year Pricing Speed: 250 PSA

First Pay:10/25/2003

WAC:5.11 WAM:178.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
2A1	39,797,692.00	5.25000	10/03- 7/18	4.76		0.00							23.69
2A2	39,797,692.00	5.00000	10/03- 7/18	4.76		0.00							23.69
2A3	39,797,692.00	4.75000	10/03- 7/18	4.76		0.00							23.69
2A4	39,797,693.00	4.50000	10/03- 7/18	4.76		0.00							23.69
2A5	4,189,231.00	0.00000	10/03- 7/18	4.76		0.00							2.49
2B1	4,620,000.00	4.75000	10/03- 7/18	7.39		7.39				"Sub. Bond, 2.75 percen			2.75

Tot: 6	168,000,000	4.75000				4.83

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

168.000

4.750

PSA 250

178

2

642.833

5.110

# 1

168.000

4.7500

178.0

2.0

642.833

Yield Curve

Indices

Yr

1.97

4.76

9.76

28.01

1ML

Yld

1.605

2.886

4.006

4.795

1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-23G2BBG 15 year 5.0's

Date:08/19/2003 18:49:39

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148

Closing Date: 9/30/2003

WHOLE 15 year Pricing Speed: 250 PSA

First Pay:10/25/2003

WAC:5.11 WAM:178.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
2A1	54,460,000.00	5.00000	10/03- 7/18	4.76		0.00							32.42
2A2	54,460,000.00	5.25000	10/03- 7/18	4.76		0.00							32.42
2A3	54,460,000.00	4.75000	10/03- 7/18	4.76		0.00							32.42
2B1	4,620,000.00	5.00000	10/03- 7/18	7.39		7.39				"Sub. Bond, 2.75 percen			2.75

Tot: 4	168,000,000	5.00000		4.83

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

168.000

5.000

PSA 250

178

2

676.667

5.110

# 1

168.000

5.0000

178.0

2.0

676.667

Yield Curve

Indices

Yr

1.97

4.76

9.76

28.01

1ML

Yld

1.605

2.886

4.006

4.795

1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-23GIBBG2 30 year 5.5's

Date:09/08/2003 09:59:42

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148 Pac Bands I: 125- 350 II: 0- 0 III: 0- 0

Closing Date: 9/30/2003

WHOLE 30 year Pricing Speed: 250 PSA

Pacl %: 37.05

First Pay:10/25/2003

WAC:5.80 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
1Al7	25,816,704.55	5.50000	10/03-12/11	3.95		0.00							6.46
1A16	126,215,000.00	4.37500	10/03-12/11	3.95		0.00							31.57
1A18	21,885,000.00	5.50000	12/11- 7/33	11.77		0.00							5.47
1A20	18,650,203.00	6.00000	10/03- 7/33	6.56		0.00							4.67
1PO2	1,695,474.00	0.00000	10/03- 7/33	6.56		0.00							0.42
IA8	23,367,000.00	6.00000	10/03- 1/07	1.97		0.00							5.85
1A12	3,000,000.00	6.00000	10/03- 1/07	1.97		0.00							0.75
1A9	4,019,000.00	6.00000	1/07-11/07	3.73		0.00							1.01
1A13	2,000,000.00	6.00000	1/07-11/07	3.73		0.00							0.50
1A10	12,453,000.00	6.00000	11/07- 8/13	6.56		0.00							3.12
1A14	3,000,000.00	6.00000	11/07- 8/13	6.56		0.00							0.75
1A11	15,590,000.00	6.00000	8/13- 7/33	15.39		0.00							3.90
1PO1	5,766,273.00	0.00000	10/03- 7/33	6.56		0.00							1.44
1Al	84,057,000.00	5.50000	10/03- 2/11	3.50		0.00							21.03
1A2	4,592,000.00	6.00000	2/11- 2/12	7.90		0.00							1.15
1A3	7,441,000.00	6.00000	2/12- 6/14	9.47		0.00							1.86
1A5	1,979,000.00	6.00000	6/14- 5/15	11.17		0.00							0.50
1A6	1,446,000.00	6.00000	5/15- 1/16	11.97		0.00							0.36
1A7	9,542,249.00	6.00000	1/16- 7/33	16.87		0.00							2.39
1A15	2,272,751.00	0.00000	2/11- 7/33	12.29		0.00							0.57
1A4	38,774,550.00	5.50000	10/08- 7/33	11.59		0.00							9.70
1B1	11,992,129.00	5.50000	10/03- 7/33	10.94		0.00				"Sub. Bond, 3.00 percen			3.00

Tot: 22	399,737,629	5.14479		6.24

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

399.738

5.500

PSA 250

358

2

1771.060

5.800

# 1

399.738

5.5000

358.0

2.0

1771.060

Yield Curve

Indices

Yr

1.93

2.97

4.97

9.97

27.47

1ML

Yld

2.036

2.599

3.615

4.609

5.339

1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-23GIBBG 30 year 5.5's

Date:09/03/2003

13:20:47

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148

Closing Date: 9/30/2003

WHOLE 30 year Pricing Speed: 250 PSA

First Pay:10/25/2003

WAC:5.80 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
1A9	278,850,000.00	5.50000	10/03- 7/33	6.25		0.00							67.19
1Al	84,057,000.00	5.50000	10/03- 2/11	3.50		3.50							20.25
1A2	4,592,000.00	6.00000	2/11- 2/12	7.90		0.00							1.11
1A3	7,441,000.00	6.00000	2/12- 6/14	9.47		0.00							1.79
1A5	1,979,000.00	6.00000	6/14- 5/15	11.17		0.00							0.48
1A6	1,446,000.00	6.00000	5/15- 1/16	11.97		0.00							0.35
1A7	9,542,249.00	6.00000	1/16- 7/33	16.87		0.00							2.30
1A8	2,272,751.00	0.00000	2/11- 7/33	12.29		0.00							0.55
1A4	12,370,000.00	5.50000	10/08- 7/33	11.59		9.97							2.98
1B1	12,450,000.00	5.50000	10/03- 7/33	10.94		0.00				"Sub. Bond, 3.00 percen			3.00

Tot: 10	415,000,000	5.50000		6.39

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

415.000

5.500

PSA 250

358

2

1838.681

5.800

# 1

415.000

5.5000

358.0

2.0

1838.681

Yield Curve

Indices

Yr

1.93

2.97

4.97

9.97

27.47

1ML

Yld

2.036

2.599

3.615

4.609

5.339

1.340

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Deal Summary Report

CSFB03-23G9BBG 30 year 5.8's

Date:09/10/2003 11:43:47

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148

Closing Date: 9/30/2003

WHOLE 30 year Pricing Speed: 100 PPC

First Pay:10/25/2003

WAC:6.42 WAM:358.00

Tranche Name	Balance	Coupon	Payment Window	Aver. Life	Dur	Tx/ Index	Spread Margin	Yield	Price %	Description	Cap	Mult	Bal %
9IO	15,983,627.72	5.75000	10/03- 4/10	2.58		0.00							5.29
9A2	24,508,229.00	4.50000	10/03- 4/10	2.58		0.00							8.12
9A3	24,508,229.00	4.75000	10/03- 4/10	2.58		0.00							8.12
9A5	24,508,229.00	5.00000	10/03- 4/10	2.58		0.00							8.12
9A6	24,508,229.00	5.25000	10/03- 4/10	2.58		0.00							8.12
9A7	24,508,229.00	5.50000	10/03- 4/10	2.58		0.00							8.12
9A8	24,508,230.00	5.75000	10/03- 4/10	2.58		0.00							8.12
9A9	18,442,625.00	5.75000	4/10- 7/33	9.56		0.00							6.11
9A4	18,388,000.00	5.75000	10/08- 7/33	10.51		0.00							6.09
9A1	100,000,000.00	5.75000	10/03- 7/33	4.07		0.00							33.11
9B1	18,120,000.00	5.75000	10/03- 7/33	9.99		10.01				"Sub. Bond, 6.00 percen			6.00

Tot: 11	302,000,000	5.44568		4.33

Collateral

Type

Bal(MM)

Coup

Prepay

WAM

Age

AcrInt(M)

WAC

WHOLE

302.000

5.750

PPC 100

358

2

1398.847

6.420

# 1

302.000

5.7500

358.0

2.0

1398.847

Yield Curve

Indices

Yr

1.97

3.01

5.01

10.01

27.51

1ML

Yld

1.941

2.545

3.494

4.509

5.310

1.810

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.